                                                                   Exhibit 99.15

                              SETTLEMENT AGREEMENT

      This Settlement Agreement, dated as of May 26, 1998 (this "Agreement"), is among Patriot American Hospitality, Inc., a Delaware corporation ("Patriot"), Wyndham International, Inc., a Delaware corporation ("Wyndham"), Milton Fine ("Mr. Fine") and the persons named on the signature pages hereto (individually, a "Shareholder" and collectively, the "Shareholders").

                                   RECITALS:

      A. The Shareholders consist of a limited partnership identified on Exhibit A and six trusts established pursuant to the trust documents described on Exhibit A;

      B. Patriot, Wyndham and Interstate Hotels Company, a Pennsylvania corporation (the "Company") are parties to an Agreement and Plan of Merger, dated as of December 2, 1997 (as the same may be amended from time to time, the "Merger Agreement"), which provides, on the terms and subject to the conditions thereof, for the merger of the Company with and into Patriot (the "Merger");

      C. As of the date hereof, each Shareholder owns the number of shares (the "Shares") of Common Stock, par value $0.01 per share ("Company Stock"), of the Company set forth on Exhibit A;

      D. The parties desire to enter into this Agreement to settle and resolve certain disputes that have arisen between Patriot and Wyndham, on the one hand, and Mr. Fine and the other Shareholders, on the other hand, in connection with the Merger Agreement and the Shareholders Agreement (as defined in the Merger Agreement), and to consummate the transactions provided for herein; and

      E. This Agreement is binding as of the date hereof but will not become effective until the occurrence of the Effective Time (as defined in the Merger Agreement) of the Merger.

      NOW, THEREFORE, the parties hereto agree as follows:

      I. RELEASES

      1.1 Release of Mr. Fine and the Shareholders.

      Each of Patriot and Wyndham, for and on behalf of themselves and each of their respective current and/or former representatives, principals, agents, employees, officers, directors, shareholders, predecessors, successors, assigns, trustees, partners, general partners, limited partners, co-venturers, parents, subsidiaries, affiliates, beneficiaries, heirs, executors, administrators, insurers and attorneys (the "Patriot/Wyndham Releasing Parties"), hereby completely and fully remise, release, acquit and forever discharge each of Mr. Fine and the

Shareholders, and each of the Shareholders' respective current and/or former representatives, principals, agents, employees, officers, directors, shareholders, predecessors, successors, assigns, trustees, partners, general partners, limited partners, co-venturers, parents, subsidiaries, affiliates, beneficiaries, heirs, executors, administrators, insurers and attorneys, in their capacities as such, (the "Shareholder Released Parties"), from any and all claims, demands, suits, actions, causes of action, obligations, damages, costs, losses, interest, expenses and liabilities of any kind or nature whatsoever resulting from delays in consummation of the Merger, and any claims of breach under the Merger Agreement or the Shareholders Agreement (as defined in the Merger Agreement) through the date hereof.

      1.2 Release of the Patriot/Wyndham Parties

      Each of Mr. Fine and the Shareholders, for and on behalf of themselves and each of their respective current and/or former representatives, principals, agents, employees, officers, directors, shareholders, predecessors, successors, assigns, trustees, partners, general partners, limited partners, co-venturers, parents, subsidiaries, affiliates, beneficiaries, heirs, executors, administrators, insurers and attorneys (including Mr. Fine, the "Shareholder Releasing Parties"), hereby completely and fully remise, release, acquit, and forever discharge each of Patriot and Wyndham, and each of their respective current and/or former representatives, principals, agents, employees, officers, directors, shareholders, predecessors, successors, assigns, trustees, partners, general partners, limited partners, co-venturers, parents, subsidiaries, affiliates, beneficiaries, heirs, executors, administrators, insurers and attorneys, in their capacities as such, (the "Patriot/Wyndham Released Parties") from any and all claims, demands, suits, actions, causes of action, obligations, damages, costs, losses, interest, expenses and liabilities of any kind or nature whatsoever resulting from delays in consummation of the Merger, and any claims of breach under the Merger Agreement or the Shareholders Agreement (as defined in the Merger Agreement) through the date hereof.

      II. CERTAIN UNDERTAKINGS OF MR. FINE

      2.1 Hotel-Related Business Activities after the Merger.

      Since the date of the Merger Agreement, one of the Shareholders, FFC Limited Partnership, L.P., has entered into three transactions, for the development of hotels in Chicago, Colorado Springs and Denver which will be operated under the Hilton Garden brand (the "Pending Projects"). Patriot and Wyndham hereby confirm that, upon completion of the Merger, neither will object to Mr. Fine's continued participation in the Pending Projects, and Mr. Fine hereby confirms that, in all other respects, he will comply with the terms of
(i) his Employment Agreement as of May 28, 1996, as amended on December 30, 1997 ("Employment Agreement") (including without limitation Sections 6 and 7 thereof), and (ii) his Severance Agreement, dated as of December 30, 1997 ("Severance Agreement") (including without limitation Section 8 thereof), and that, in the event that any of the restrictions imposed on his activities by one of such agreements is greater than those imposed on him by the other, the more restrictive provisions shall apply. Mr. Fine further agrees that, for a period of one year after the Effective Date of the Merger, he will not directly or indirectly engage in the hotel management business, either as an equity owner (other than owning less than five percent of a publicly held company), lender, director, officer, employee, consultant or otherwise.

      2.2 Assistance to Patriot and Newco.

      Commencing on the date hereof and until 120 days following the Effective Time, Mr. Fine will use all reasonable efforts to persuade any senior officer or officers of the Company designated by Patriot to accept positions with the newly-formed company which is planned to be spun off by Patriot after the Merger ("Newco"), or one or more of Newco's affiliates. The preceding sentence shall not be deemed to obligate Mr. Fine to incur any expense or to offer any inducement which would result in any personal obligation on the part of Mr. Fine. Mr. Fine also acknowledges and agrees that he will comply with the restrictions imposed by Section 7(f) of the Employment Agreement and Section 8(h) of the Severance Agreement relating to the solicitation of employees, as well as his other covenants under such agreements.

      III. OPTIONS ON PATRIOT PAIRED SHARES

      3.1 Grant of Options.

      (a) By Shareholders.

      Subject to the terms, provisions and conditions contained in this Agreement, each Shareholder hereby grants to Patriot and its designees an option to purchase all or any portion of the number of paired shares of Common Stock of Patriot and Wyndham ("Paired Shares") set forth opposite such Shareholder's name on Exhibit A hereto, which Paired Shares will be among those issued to such Shareholder as consideration in the Merger, at the Call Exercise Price (as hereinafter defined) per Paired Share (each, a "Call Option," and collectively, the "Call Options"). An aggregate of 5,000,000 Paired Shares is subject to the Call Options. If any Shareholder shall fail to perform its obligation to sell Paired Shares pursuant to an exercise of a Call Option, the number of Paired Shares subject to the Call Options granted by all other Shareholders shall be automatically increased on a pro rata basis, based on the number of Paired Shares set forth in Column II on Exhibit A, to the extent necessary to enable the Call Options to be exercised for such aggregate number of Paired Shares. Notwithstanding the foregoing provisions of this Section 3.1(a), commencing on June 3, 1998, and on each day thereafter until the day on which the Effective Time occurs, the total number of Paired Shares subject to the Call Options shall be reduced by 333,333. (For example, if the Effective Time occurs on June 5, 1998, the total number of Paired Shares subject to the Call Options shall be 4,000,001). Any such reduction shall be allocated ratably among the shareholders in accordance with their relative Share ownership interests, as shown on Exhibit
A. No reduction shall be made to the extent that the failure of the Effective Time to occur is the result of the Company's failure to perform any of its obligations under the Merger Agreement.

      (b) By Patriot.

      Subject to the terms, provisions and conditions contained in this Agreement, Patriot hereby grants to each Shareholder an option to sell to Patriot all or any portion of the number of paired shares of Common Stock of Patriot and Wyndham ("Paired Shares") set forth opposite such Shareholder's name on Exhibit A hereto, which Paired Shares will be among those issued to such Shareholder as consideration in the Merger, at the Put Exercise Price (as hereinafter defined) per Paired Share (each, a "Put Option," and collectively, the "Put Options," and such Put Options, collectively with the Call Options, the "Options"). An aggregate of 5,000,000 Paired Shares is subject to the Put Options. The Call Options and Put Options are granted with respect to the same shares and are not intended to be duplicative. In the event that a Call Option is exercised with respect to a given number of Paired Shares held by a Shareholder, the number of Paired Shares subject to the corresponding Put Option shall be reduced by the same amount (and vice versa in the event of a the exercise of a Put Option).

      3.2 Notice of, and Procedures for, Exercise of Options.

      (a) Each Option may, subject to Section 3.6 hereof, be exercised in whole or in part from time to time from and after the Effective Time by written notice (the "Option Exercise Notice") from the party in whose favor the Option was granted (or, in the case of a Call Option, such person as Patriot may have designated) (the "Exercising Party"), stating the Exercising Party's intention to exercise the Option, which notice shall include a date and time at which the closing for such exercise (the "Option Closing") shall occur, such date to be not less than two business day and not more than five business days after the giving of such notice. (As used in this Agreement, the term "business day" shall mean any day on which the New York Stock Exchange is open for trading.) The sale and delivery and the purchase and acceptance of the Paired Shares shall take place at the offices of Goodwin, Procter & Hoar LLP at 599 Lexington Avenue, New York, New York, or such other place as the parties to such Option shall mutually agree.

      (b) At the Option Closing, the Patriot (or, in the case of the Call Option, such person as Patriot may have designated) shall pay the applicable Exercise Price (as determined pursuant to Section 3.3 below) for each Paired Share being purchased in cash by a cashiers check or federal funds wire transfer to an account designated by the Shareholder against delivery of any necessary or appropriate stock certificates and duly executed instruments of transfer to the Exercising Party.

      3.3 Exercise Prices.

      The exercise price (the "Exercise Price") for each Paired Share under the Options shall be as follows:

      (a) in the case of any Call Option, the Exercise Price shall be the amount equal to (i) the per share closing price of the Paired Shares on the New York Stock Exchange on the day on which the Option Exercise Notice is given with respect to such Call Option (or, if such day is not a business day, the first business day preceding such day) (the "Market Price"), less (ii) $3.00; provided, however, that (x) in no event shall the Exercise Price for any Call Option be less than the amount equal to (A) the average per share closing price of the Paired Shares for the three business days ending on the day on which the Effective Time occurs (or, if such day is not a business day, ending on the first business day preceding such day) (the "Effective Time Price"), less (B) $3.00, and (y) if the Option Exercise Notice is given on any day other than the date on which the Effective Time occurs, and if the Market Price exceeds the Effective Time Price, then the Exercise Price for such Call Option shall be the amount equal to (I) 331/3% of the amount of such excess, (II) plus the Effective Time Price, less (III) $3.00.

      (B) in the case of the Put Option, the Exercise Price shall be the amount equal to the per share closing price of the Paired Shares on the New York Stock Exchange on the day on which the Option Exercise Notice is given with respect to the Put Option (or, if such day is not a business day, the first business day preceding such day), less
            (ii) $7.00; provided, however, that if the Option Exercise Notice is given on any day other than the date on which the Effective Time occurs, and if the Market Price exceeds the Effective Time Price, then the Exercise Price for such Put Option shall be the amount equal to (x) 331/3% of the amount of such excess, (y) plus the Effective Time Price, less (z) $7.00.

      3.4 Term of Options.

      The Options shall become exercisable upon the Effective Time and will expire at 6:00 p.m., New York City Time, on the 60th calendar day following the date on which the Effective Time occurs.

      3.5 Ownership of Shares.

      Each Shareholder represents, warrants and covenants to Patriot and its designee that (i) on the date hereof and at all times prior to the Option Closing such Shareholder has and will continue to have legal and beneficial ownership of the Shares set forth opposite such Shareholders name on Exhibit A, free and clear of all proxies, voting trusts and voting agreements, understandings or arrangements and free and clear of all liens, claims, security interests and any other encumbrances whatsoever, and (ii) upon payment of the Exercise Price at any Option Closing, such Shareholder shall have transferred to Patriot or its designee the legal and beneficial ownership of the Paired Shares, free and clear of all proxies, voting trusts and voting agreements, understandings or arrangements and free and clear of all liens, claims, security interests and any other encumbrances whatsoever.

      IV. MISCELLANEOUS; GENERAL PROVISIONS

      4.1 Status of Claims

      The parties each represent and warrant that the rights and claims released pursuant to this Agreement have not in any way been assigned, transferred, hypothecated or otherwise encumbered, and that they are the sole and absolute owners of such rights and claims.

      4.2 Sufficiency of Consideration

      The parties acknowledge that the covenants contained in this Agreement provide good and sufficient consideration for every promise, duty, release, obligation, agreement and right contained in this Agreement.

      4.3 Denial of Liability or Wrongdoing

      The terms of this Agreement are not merely recitals and the agreements made herein and the consideration transferred is to compromise disputed claims, avoid litigation and buy peace. No releases or other consideration given shall be construed as an admission of liability or wrongdoing. All liability and wrongdoing is expressly denied.

      4.4 Authorization

      Each party to this Agreement represents that he or it is duly authorized to execute this Agreement, and to enter into the settlement described herein, and that he or it has obtained all approvals, consents, and votes necessary to take said actions and perform his or its obligations set forth herein. Each party to this Agreement represents that he or it is not breaching or interfering with any Agreement, actual or prospective business relationship or obligation to any person, entity, party or non-party by entering into the settlement or any of the transactions provided for herein. The execution and delivery of this Agreement by the Shareholders do not, and the performance of this Agreement by the Shareholders will not, require any consent, approval, authorization or permit of, or filing with (except for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or notification to, any government or regulatory authority by the Shareholders.

      4.5 Severability.

      If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

      4.6 Entire Agreement.

      This Agreement constitutes the entire agreement of the parties and supersedes all prior agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof.

      4.7 Amendments.

      This Agreement may not be modified, amended, waived, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto.

      4.8 Assignment.

      This Agreement may not be assigned, except that Patriot may assign any or all of the Options to any affiliate of Patriot, or to Wyndham or any affiliate of Wyndham.

      4.9 Parties in Interest.

      This Agreement is binding upon, and shall inure solely to the benefit of, each party hereto and nothing in this Agreement, express or implied, is intended to or will confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

      4.10 Specific Performance.

      The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof or was otherwise breached. It is accordingly agreed that the parties will be entitled to specific relief hereunder, including, without limitation, an injunction or injunctions to prevent and enjoin breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, in any state or federal court in the Commonwealth of Pennsylvania, in addition to any other remedy to which they may be entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to any such remedy are hereby waived.

      4.11 Governing Law; Jurisdiction and Venue.

      This Agreement will be governed by, and construed in accordance with, the internal laws of the Commonwealth of Pennsylvania without regard to its rules of conflict of laws. The parties hereto hereby irrevocably and unconditionally consent to and submit to the exclusive jurisdiction of the courts of the Commonwealth of Pennsylvania and any court of the Western District of Pennsylvania of the United States of America (the "Pennsylvania Courts") for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the Pennsylvania Courts and agrees not to plead or claim in any Pennsylvania Court that such litigation brought therein has been brought in any inconvenient forum.

      4.12 Counterparts.

      This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed will be deemed to be an original but all of which taken together will constitute one and the same agreement.

      4.13 Voting Agreement.

      Each Shareholder agrees that, immediately prior to and as a condition to, such Shareholder's receipt of shares of common stock of Newco pursuant to the proposed spin-off of such shares by Patriot, such Shareholder will execute and deliver to Patriot a Voting Agreement in substantially the form of Exhibit B hereto.

      4.14 Tax Treatment of Settlement.

      The parties hereto agree that the grant of the Options pursuant to Section
3.1 hereof represent adjustments to the purchase price otherwise payable pursuant to the Merger Agreement by Patriot to the Shareholders, including Mr. Fine, and shall consistently be treated as such by the parties hereto for all tax and financial accounting purposes.

      4.15 Notices.

      All notices and other communications under this Agreement will be in writing and will be deemed given if delivered personally, telecopied (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as specified by like notice):

      (a) if to Patriot, to:

          Patriot American Hospitality, Inc.
          1950 Stemmons Freeway
          Suite 6001
          Dallas, TX  75207
          Attn: Paul A. Nussbaum
          (Telecopier: 214-863-1805)

          with copies to:

          Goodwin, Procter & Hoar LLP
          Exchange Place
          Boston, MA  02109
          Attn: Gilbert G. Menna, P.C. and
                Martin Carmichael III, P.C.
          (Telecopier: 617-523-1231)

      (b) if to Mr. Fine or any Shareholder, to:

          Milton Fine

          ___________________________

          ___________________________
          (Telecopier:            )

          with a copy to:


          ___________________________

          ___________________________

          ___________________________

          Attn: _____________________
          (Telecopier:            )

      4.16. Effectiveness of Agreement.

            This Agreement is binding as of its execution by the parties hereto but will not become effective unless and until the Effective Time occurs. In the event the Merger Agreement is terminated, each of the parties will be restored to the position it had prior to the execution of this Agreement and each of the parties acknowledges and agrees that, in the event of such termination none of the existence of this Agreement, the discussions giving rise thereto and any event referred to herein or contemplated hereby will limit or otherwise affect any party's rights (if any) under or in respect of the Merger Agreement or otherwise.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                     PATRIOT AMERICAN HOSPITALITY, INC.


                                     By: /s/ William W. Evans III
                                         ------------------------------
                                         Name: William W. Evans III
                                         Title: President and Chief Operating
                                                Officer

                                     WYNDHAM INTERNATIONAL, INC.


                                     By: /s/ William W. Evans III
                                         ------------------------------
                                         Name: William W. Evans III
                                         Title: Executive Vice President

                                        /s/ Milton Fine
                                        ------------------------------
                                                     Milton Fine

                                     Milton Fine, Trustee
                                     U/A dated 11/11/94
                                     FBO Milton Fine


                                     By: /s/ Milton Fine
                                         ------------------------------
                                          Name:
                                          Title:

                                     Milton Fine, Trustee under
                                     The Milton Fine 1997
                                     Charitable Remainder Unitrust


                                     By: /s/ Milton Fine
                                         ------------------------------
                                          Name:
                                          Title:

                                     FFC Limited Partnership, L.P.


                                     By: /s/ Milton Fine
                                         ------------------------------
                                          Its General Partner


                                     By: /s/ Milton Fine
                                         ------------------------------
                                             Name:
                                             Title:

                                  FCT-D DELCO 1 TRUST, a Delaware business trust

                                  By: FCT Administration, Inc., Administrative
                                      Trustee


                                  By: /s/ David J. Fine
                                      ------------------------------
                                      David J. Fine
                                      President

                                  FCT-D DELCO 2 TRUST, a Delaware business trust

                                  By: FCT Administration, Inc., Administrative
                                      Trustee


                                  By: /s/ David J. Fine
                                      ------------------------------
                                      David J. Fine
                                      President

                                  FCT-D DELCO 3 TRUST, a Delaware business trust

                                  By: FCT Administration, Inc., Administrative
                                      Trustee


                                  By: /s/ David J. Fine
                                      ------------------------------
                                      David J. Fine
                                      President


                                  FCT-S DELCO 1 TRUST, a Delaware business trust

                                  By: FCT Administration, Inc., Administrative
                                      Trustee


                                  By: /s/ David J. Fine
                                      ------------------------------
                                      David J. Fine
                                      President

                                  FCT-S DELCO 2 TRUST, a Delaware business trust

                                  By: FCT Administration, Inc., Administrative
                                      Trustee


                                  By: /s/ David J. Fine
                                      ------------------------------
                                      David J. Fine
                                      President

                                  FCT-S DELCO 3 TRUST, a Delaware business trust

                                  By: FCT Administration, Inc., Administrative
                                      Trustee


                                  By: /s/ David J. Fine
                                      ------------------------------
                                      David J. Fine
                                      President

                                  FCT-C DELCO 1 TRUST, a Delaware business trust

                                  By: FCT Administration, Inc., Administrative
                                      Trustee


                                  By: /s/ David J. Fine
                                      ------------------------------
                                      David J. Fine
                                      President

                                    EXHIBIT A
                                    ---------

                                    I                             II
                                  Number of Shares of          Number of Paired Shares
Name and Address                  Company Stock Owned          Subject to Call Options/
of Shareholder                    of Record by Shareholder*    Put Options under Section 3.1
--------------                    ----------------------------------------------------------

Milton Fine, Trustee                     2,761,278               1,080,394
U/A dated 11/11/94
FBO Milton Fine

Milton Fine, Trustee under               1,428,752                 559,022
The Milton Fine 1997
Charitable Remainder Unitrust

David J. Fine, Trustee                   1,315,482                 514,703
for the Milton Fine Grantor
Annuity Trust U/A dated 3/31/96

FFC Limited Partnership                  3,000,000               1,173,798

FCT-C Delco 1 Trust                      1,106,138                 432,794

FCT-C Delco 2 Trust                        284,310                 111,241

FCT-C Delco 3 Trust                         34,058                  13,326

FCT-D Delco 1 Trust                      1,106,138                 432,794

FCT-D Delco 2 Trust                        284,310                 111,241

FCT-D Delco 3 Trust                         34,058                  13,326

FCT-S Delco 1 Trust                      1,106,138                 432,794

FCT-S Delco 2 Trust                        284,310                 111,241

FCT-S Delco 3 Trust                         34,058                  13,326

                                         ---------                --------
TOTAL:                                  12,779,030               5,000,000

----------
* No shares of Company Stock are held beneficially, but not of record, by any Shareholder.

                                    EXHIBIT B
                                    ---------

                           [Form of Voting Agreement]


                                       16